Exhibit 99.1

OPTION CARE HEALTH ANNOUNCES PRELIMINARY FINANCIAL RESULTS FOR THE THIRD QUARTER ENDED SEPTEMBER 30, 2021 AND SCHEDULES THIRD QUARTER EARNINGS CALL

BANNOCKBURN, Ill., October 20, 2021 -- Option Care Health, Inc. (NASDAQ: OPCH) (“Option Care Health” or the “Company”), the nation’s largest independent provider of home and alternate site infusion services, announced today its preliminary financial results for the third quarter ended September 30, 2021.

For the third quarter, Option Care Health expects to report:

•	Net revenue of approximately $888 million to $893 million, representing approximately 14% growth over the prior year third quarter

•	Net income of approximately $33 million to $36 million

•	Adjusted EBITDA of approximately $76 million to $79 million, representing approximately a 28% to 34% increase over the prior year third quarter

•	Cash flow from operations of approximately $50 million to $52 million

•	Ending cash balance of approximately $200 million at September 30, 2021

Conference Call

The Company will release its third quarter results in their entirety on Thursday, November 4, 2021 before the market opens. In conjunction, the management team will host a conference call to review the results at 8:30 a.m. E.T. on the same day.

The conference call can be accessed by dialing (866) 360-3136 and referencing conference ID 2812558; or via a live audio webcast that will be available online at https://investors.optioncarehealth.com. A replay of the call will be available via webcast for on-demand listening shortly after the completion of the call, at the same web link, and will remain available for approximately 90 days.

About Option Care Health

Option Care Health is the nation’s largest independent provider of home and alternate site infusion services. With over 5,000 teammates, we work compassionately to elevate standards of care for patients with acute and chronic conditions in 144 locations around the United States. Through our clinical leadership, expertise and national scale, Option Care Health is reimagining the infusion care experience for patients, customers and teammates.

Forward-Looking Statements – Safe Harbor

This press release may contain “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “believe,” “project,” “estimate,” “expect,” “may,” “should,” “will” and similar references to future periods. Examples of forward-looking statements include, among others, statements we may make regarding future revenues, future earnings, regulatory developments, market developments, new products and growth strategies, integration activities and the effects of any of the foregoing on our future results of operations or financial condition.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions.

Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) changes in laws and regulations applicable to our business model; (ii) changes in market conditions and receptivity to our services and offerings; (iii) results of litigation; (iv) the loss of one or more key payers; and (v) the spread and impact of the COVID-19 pandemic. For a detailed discussion of the risk factors that could affect our actual results, please refer to the risk factors identified in our SEC reports, including, but not limited to our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, as filed with the SEC.

Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Preliminary Financial Data

The preliminary financial information included in this Report and the press release is subject to completion of the Company’s quarter-end close procedures and further financial review. The Company has provided ranges, rather than specific amounts, because these results are preliminary and subject to change. Actual results may differ from these estimates as a result of the completion of our quarter-end closing procedures, review adjustments and other developments that may arise between now and the time such financial information for the period is finalized. As a result, these estimates are preliminary, may change and constitute forward-looking information and, as a result, are subject to risks and uncertainties. These preliminary estimates should not be viewed as a substitute for full financial statements prepared in accordance with United States generally accepted accounting principles (“GAAP”), and they should not be viewed as indicative of our results for any future period. The Company’s independent registered public accountants have not audited, reviewed, compiled, or performed any procedures with respect to these estimated financial results and, accordingly, do not express an opinion or any other form of assurance with respect to these preliminary estimates.

Note Regarding Use of Non-GAAP Financial Measures

In addition to reporting financial information in accordance with GAAP, the Company is also reporting Adjusted EBITDA, which is a non-GAAP financial measure. Adjusted EBITDA is not a measurement of financial performance under GAAP and should not be used in isolation or as a substitute or alternative to net income, operating income or any other performance measure derived in accordance with GAAP, or as a substitute or alternative to cash flow from operating activities or a measure of our liquidity. In addition, the Company’s definition of Adjusted EBITDA may not be comparable to similarly titled non-GAAP financial measures reported by other companies. Adjusted EBITDA, as defined by the Company, represents net income before net interest expense, income tax expense, depreciation and amortization, stock-based compensation expense, and restructuring, acquisition, integration and other expenses. As part of restructuring, acquisition, integration and other expenses, the Company may incur significant charges such as the write down of certain long-lived assets, temporary redundant expenses, professional fees, potential retention and severance costs and potential accelerated payments or termination costs for certain of its contractual obligations. Management believes that Adjusted EBITDA provides useful supplemental information regarding the performance of our business operations and facilitates comparisons to our historical operating results. For a full reconciliation of Adjusted EBITDA to the most comparable GAAP financial measure, please see the following table.

OPTION CARE HEALTH, INC.

RECONCILIATION BETWEEN GAAP AND NON-GAAP MEASURES

(IN MILLIONS)

(UNAUDITED)

	Three Months Ended September 30, 2021
	Low	High
Consolidated net income	$33.0	$36.0
Interest expense, net	16.0	16.0
Income tax expense	3.1	3.1
Depreciation and amortization expense	17.1	17.1
EBITDA	69.2	72.2
Stock-based incentive compensation	2.5	2.5
Restructuring, acquisition, integration and other	4.3	4.3
Adjusted EBITDA	$76.0	$79.0

For Investor Inquiries

Mike Shapiro, Chief Financial Officer

Option Care Health

312.940.2538

Investor.relations@optioncare.com

3